Exhibit 10.6

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”) is made and entered into as of July 8, 2021, by and among Bullish, a Cayman Islands exempted company (“Pubco”), Bullish Global, a Cayman Islands exempted company (the “Company”), Far Peak Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser”), and Far Peak LLC, a Cayman Islands exempted limited liability company (“Sponsor”).

WHEREAS, Pubco, the Company, Purchaser, BMC 1, a Cayman Islands exempted company, and BMC 2, a Cayman Islands exempted company, are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated or supplemented, the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement) pursuant to which, among other things, Purchaser will be merged with and into Merger Sub 1, with Merger Sub 1 being the surviving entity and a wholly owned subsidiary of Pubco, and Merger Sub 2 will be merged with and into the Company, with the Company being the surviving entity and a wholly owned subsidiary of Pubco;

WHEREAS, Sponsor is, as of the date of this Agreement, the sole legal owner of the number of Purchaser Class B Shares and Purchaser Warrants set forth opposite Sponsor’s name on Schedule A hereto (such Purchaser Class B Shares and Purchase Warrants, together with any other Purchaser Shares acquired by Sponsor after the date of this Agreement and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, Purchaser, the Company and Pubco have requested that Sponsor enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

Representations and Warranties of Sponsor

Sponsor hereby represents and warrants to the Company, Pubco and Purchaser as follows:

1.1 Organization and Standing. Sponsor has been duly organized and is validly existing and in good standing under the Laws of the Cayman Islands and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Sponsor is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

1.2 Authorization; Binding Agreement. Sponsor has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of Sponsor are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by Sponsor and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of Sponsor, enforceable against Sponsor in accordance with its terms, subject to the Enforceability Exceptions.

1.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of Sponsor is required to be obtained or made in connection with the execution, delivery or performance by Sponsor of this Agreement or the consummation by Sponsor of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Sponsor to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Sponsor will not (a) conflict with or violate any provision of the Organizational Documents of Sponsor, (b) conflict with or violate any Law, Order or Consent applicable to Sponsor or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Sponsor under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of Sponsor under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Sponsor, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Sponsor to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5 Subject Shares. Sponsor is the sole legal owner of the Purchaser Shares set forth opposite Sponsor’s name on Schedule A hereto, and all such Subject Shares are owned by Sponsor free and clear of all liens or encumbrances, other than liens or encumbrances pursuant to this Agreement, the Organizational Documents of Purchaser or applicable federal or state securities laws. Sponsor does not legally own any shares of Purchaser other than the Subject Shares. Sponsor has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement or the Organizational Documents of the Purchaser.

1.6 Business Combination Agreement. Sponsor understands and acknowledges that Purchaser, the Company and Pubco are entering into the Business Combination Agreement in reliance upon Sponsor’s execution and delivery of this Agreement. Sponsor has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

ARTICLE II

Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Sponsor, the Company and Pubco as follows:

2.1 Organization and Standing. Purchaser is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. Purchaser has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

2.2 Authorization; Binding Agreement. Purchaser has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of Purchaser and no other corporate proceedings on the part of Purchaser are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of Purchaser, enforceable against Pubco in accordance with its terms, subject to the Enforceability Exceptions.

2.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of Purchaser is required to be obtained or made in connection with the execution, delivery or performance by Pubco of this Agreement or the consummation by Purchaser of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Purchaser to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Purchaser will not (a) conflict with or violate any provision of Organizational Documents of Purchaser, (b) conflict with or violate any Law, Order or Consent applicable to Purchaser or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Purchaser under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of Purchaser under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Purchaser, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Purchaser to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

ARTICLE III

Representations and Warranties of Pubco

Pubco hereby represents and warrants to the Company, Sponsor and Purchaser as follows:

3.1 Organization and Standing. Pubco is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. Pubco has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Pubco is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2 Authorization; Binding Agreement. Pubco has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of Pubco and no other corporate proceedings on the part of Pubco are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by Pubco and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of Pubco, enforceable against Pubco in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of Pubco is required to be obtained or made in connection with the execution, delivery or performance by Pubco of this Agreement or the consummation by Pubco of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Pubco to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Pubco will not (a) conflict with or violate any provision of Organizational Documents of Pubco, (b) conflict with or violate any Law, Order or Consent applicable to Pubco or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Pubco under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of Pubco under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Pubco, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Pubco to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

ARTICLE IV

Representations and Warranties of the Company

The Company hereby represents and warrants to Pubco, Sponsor and Purchaser as follows:

4.1 Organization and Standing. The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

4.2 Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

4.3 Governmental Approvals. No Consent of or with any Governmental Authority on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law, Order or Consent applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party Consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

ARTICLE V

Agreement to Vote; Certain Other Covenants of Sponsor

Sponsor covenants and agrees with Pubco and the Company during the term of this Agreement as follows:

5.1 Agreement to Vote.

(a) In Favor of Initial Merger. At any meeting of the shareholders of Purchaser called to seek the Required Purchaser Shareholder Approval , or at any adjournment thereof, or in connection with any written consent of the shareholders of Purchaser or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Ancillary Documents, the Initial Merger, or any other Transaction is sought, Sponsor shall (i), if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the Required Purchaser Shareholder Approval or, if there are insufficient votes in favor of granting the Required Purchaser Shareholder Approval, in favor of the adjournment such meeting of the shareholders of Purchaser to a later date.

(b) Against Other Transactions. At any meeting of shareholders of Purchaser or at any adjournment thereof, or in connection with any written consent of the shareholders of Purchaser or in any other circumstances upon which Sponsor’s vote, consent or other approval is sought, Sponsor shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Initial Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Purchaser or any public offering of any shares of Purchaser, any of its material Subsidiaries, or, in case of a public offering only, a newly-formed holding company of Purchaser or such material Subsidiaries, other than in connection with the Transactions, (ii) any Acquisition Proposal relating to an Alternative Transaction with respect to Purchaser, and (iii) other than any amendment to Organizational Documents of Purchaser permitted under Section 1.1(d) of the Business Combination Agreement, any amendment of Organizational Documents of Purchaser or other proposal or transaction involving Purchaser or any of its Subsidiaries, which, in each of cases (i) and (iii) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Purchaser of, prevent or nullify any provision of the Business Combination Agreement or any other Ancillary Document, the Initial Merger, or any other Transaction or change in any manner the voting rights of any class of Purchaser’s share capital.

(c) Revoke Other Proxies. Sponsor represents and warrants that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies have been or are hereby revoked, other than the voting and other arrangements under the Organizational Documents of Purchaser.

5.2 No Transfer. Other than (x) pursuant to this Agreement, (y) upon the consent of the Company or (z) to an Affiliate of Sponsor (provided that such Affiliate shall enter into a written agreement, in form and substance reasonably satisfactory to Purchaser, agreeing to be bound by this Agreement to the same extent as Sponsor was with respect to such transferred Subject Shares), from the date of this Agreement until the date of termination of this Agreement, Sponsor shall not, directly or indirectly, (i) (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any Subject Share, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”), other than pursuant to the Initial Merger, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in this Agreement or the voting and other arrangements under the Organizational Documents of Purchaser, (iii) take any action that would make any representation or warranty of Sponsor herein untrue or incorrect, or have the effect of preventing or disabling Sponsor from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying Sponsor from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Sponsor agrees with, and covenants to, Purchaser, Pubco and the Company that Sponsor shall not request that Purchaser register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

5.3 Waiver of Dissenters’ Rights. Sponsor hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Act and any other similar statute in connection with the Initial Merger and the Business Combination Agreement.

5.4 No Redemption. Sponsor irrevocably and unconditionally agrees that, from the date hereof and until the termination of this Agreement, Sponsor shall not elect to cause Purchaser to redeem any Subject Shares now or at any time legally or beneficially owned by Sponsor, or submit or surrender any of its Subject Shares for redemption, in connection with the transactions contemplated by the Business Combination Agreement or otherwise.

5.5 New Shares. In the event that prior to the Initial Closing (i) any Purchaser Shares or other securities are issued or otherwise distributed to Sponsor pursuant to any stock dividend or distribution, or any change in any of the Purchaser Shares or other share capital of Purchaser by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) Sponsor acquires legal or beneficial ownership of any Purchaser Shares after the date of this Agreement, including upon exercise of options or settlement of restricted share units or (iii) Sponsor acquires the right to vote or share in the voting of any Purchaser Share after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

ARTICLE VI

Additional Agreements of the Parties

6.1 Sponsor Letter Agreement. Each of Sponsor and Purchaser hereby agree that from the date hereof until the termination of this Agreement, none of them shall, or shall agree to, amend, modify or vary that certain letter agreement dated December 2, 2020 by and among Sponsor and Purchaser, except as otherwise provided for under this Agreement, the Business Combination Agreement or any Ancillary Document.

6.2 Mutual Release.

(a) Sponsor Release. Sponsor, on its own behalf and on behalf of each of its Affiliates (other than Purchaser or any of Purchaser’s Subsidiaries) and each of its and their successors, assigns and executors (each, a “Sponsor Releasor”), effective as at the Acquisition Merger Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge Pubco, the Company, Purchaser, their respective Subsidiaries and each of their respective successors, assigns, heirs, executors, officers, directors, partners, managers and employees (in each case in their capacity as such) (each, a “Sponsor Releasee”), from (i) any and all obligations or duties Pubco, the Company, Purchaser or any of their respective Subsidiaries has prior to or as of the Acquisition Merger Effective Time to such Sponsor Releasor or (ii) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Sponsor Releasor has prior to or as of the Acquisition Merger Effective Time, against any Sponsor Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Merger Effective Time (except in the event of fraud on the part of a Sponsor Releasee); provided, however, that nothing contained in this Section 6.2(a) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any party (i) arising under this Agreement, the Business Combination Agreement, the Ancillary Documents, Pubco’s Organizational Documents, or Purchaser’s Organizational Documents, including the right to receive Pubco Class A Ordinary Shares at the Initial Merger Effective Time and for any amounts owed pursuant to the terms set forth therein, (ii) for indemnification or contribution, in any Sponsor Releasor’s capacity as an officer or director of Purchaser, (iii) arising under any then-existing insurance policy of Purchaser, (iv) pursuant to a contract and/or Purchaser policy, to reimbursements for reasonable and necessary business expenses incurred and documented prior to the Acquisition Merger Effective Time, or (v) for any claim for fraud.

(b) Company Release. Each of Pubco, the Company, Purchaser and their respective Subsidiaries and each of its and their successors, assigns and executors (each, a “Company Releasor”), effective as at the Acquisition Merger Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge Sponsor and its respective successors, assigns, heirs, executors, officers, directors, partners, members, managers and employees (in each case in their capacity as such) (each, a “Company Releasee”), from (i) any and all obligations or duties such Company Releasee has prior to or as of the Acquisition Merger Effective Time to such Company Releasor, (ii) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Company Releasor has, may have or might have or may assert now or in the future, against any Company Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Merger Effective Time (except in the event of fraud on the part of a Company Releasee); provided, however, that nothing contained in this Section 6.2(b) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any party (i) arising under this Agreement, the Business Combination Agreement or the Ancillary Documents, or (ii) for any claim for fraud.

6.3 Termination. This Agreement shall terminate upon the earliest of (i) the Initial Merger Effective Time (provided, however, that upon such termination, Section 5.3, Section 6.2, this Section 6.3, Section 6.4, Section 7.1 and Section 7.2 shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its willful and material breach of this Agreement prior to such termination.

6.4 Additional Matters. Sponsor shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Purchaser, the Company or Pubco may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Ancillary Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of Purchaser or the Cayman Act) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Initial Merger or any other Transaction.

ARTICLE VII

General Provisions.

7.1 Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, Pubco and Purchaser in accordance with Section 10.1 of the Business Combination Agreement and to Sponsor at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

7.2 Governing Law. This Agreement and all Actions (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by the Laws of the Cayman Islands (without giving effect to choice of law principles thereof).

7.3 Miscellaneous. The provisions of Article X (other than the first sentence of Section 10.4) of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Far Peak LLC

Signature: /s/ Thomas W. Farley

Name: Thomas W. Farley

Title: Manager

[Signature Page to Sponsor Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Far Peak Acquisition Corporation:

Signature: /s/ Thomas W. Farley

Name: Thomas W. Farley

Title: Chief Executive Officer

[Signature Page to Sponsor Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Bullish:

Signature: /s/ Andrew Bliss

Name: Andrew Bliss

Title: Director

[Signature Page to Sponsor Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Bullish Global:

Signature: /s/ Kokuei Yuan

Name: Kokuei Yuan

Title: Director

[Signature Page to Sponsor Voting Agreement]

Schedule A

Name of Shareholder	Number of Purchaser Class B Shares	Number of Purchaser Warrant
Far Peak LLC	9,540,000	3,500,000

Address for Notice:

Far Peak LLC

c/o Far Peak Acquisition Corporation

511 Sixth Avenue, #7342

New York, New York 10011

Attn: Thomas Farley and David Bonanno

Email: thomas.farley@farpeak.com and david.bonanno@farpeak.com

Schedule A